SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 1998

                               Omnicom Group Inc.
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

        1-10551                                         13-1514814
(Commissioner File Number)                  (IRS Employer Identification Number)

                               437 Madison Avenue
                            New York, New York 10022
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 415-3600

Item 5.   Other Events

      On February 19, 1998, Omnicom Group Inc. issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits accompany this Report:

       Exhibit Number                     Exhibit Description
       --------------                     -------------------
             99         Omnicom Group Inc. press release dated February 19, 1998

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OMNICOM GROUP INC.

Date:  March 4, 1998                          By:  /s/ Barry J. Wagner
                                                  --------------------
                                                   Barry J. Wagner
                                                   Secretary and General Counsel


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